Provisions (Tables)	12 Months Ended
Mar. 31, 2024
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Components of and Changes in Provisions
The components of and changes in provisions for the year ended March 31, 2024 are as follows:

	Yen (millions)
	Product warranties*	Other	Total
Balance as of April 1, 2023	¥535,099	¥97,771	¥632,870

Provision	¥536,590	¥56,590	¥593,180
Write-offs	(221,054)	(24,022)	(245,076)
Reversal	(88,266)	(5,981)	(94,247)
Exchange differences on translating foreign operations	52,821	12,175	64,996

Balance as of March 31, 2024	¥815,190	¥136,533	¥951,723

Explanatory note:

*
Honda recognizes provisions for product warranties to cover future product warranty expenses. Honda recognizes costs for general warranties on products Honda sells and for specific warranty programs, including product recalls. Honda recognizes general estimated warranty costs at the time products are sold to customers. Honda also recognizes specific estimated warranty program costs when it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation. These provisions are estimated based on historical warranty claim experience with consideration given to the expected level of future warranty costs, including current sales trends, the expected number of units to be affected and the estimated average repair cost per unit for warranty claims. Provisions for product warranties are utilized for expenditures based on the demand from customers and dealers. A portion of the product warranties is expected to be reimbursed by agreement with suppliers. The amount of expected reimbursement is ¥167,920 million as of March 31, 2024.

Current Liabilities and Non-current Liabilities of Provisions
Current liabilities and
non-current
liabilities of provisions as of March 31, 2023 and 2024 are as follows:

	Yen (millions)
	2023	2024
Current liabilities	¥362,701	¥566,722
Non-current liabilities	270,169	385,001

Total	¥632,870	¥951,723